Huntington Funds
     Huntington Growth Fund
     Huntington Income Equity Fund
     Huntington Rotating Index Fund
     Huntington Dividend Capture Fund
     Huntington International Equity Fund
     Huntington Mid Corp America Fund
     Huntington New Economy Fund
     Huntington Mortgage Securities Fund
     Huntington Ohio Tax-Free Fund
     Huntington Michigan Tax-Free Fund
     Huntington Fixed Income Securities Fund
     Huntington Intermediate Government Income Fund
     Huntington Money Market Fund
     Huntington Ohio Municipal Money Market Fund
     Huntington Florida Tax-Free Money Fund
     Huntington U.S. Treasury Money Market Fund
     Huntington Short/Intermediate Fixed Income Securities Fund


Huntington VA Funds

     Huntington VA Growth Fund
     Huntington VA Income Equity Fund
     Huntington VA Dividend Capture Fund
     Huntington VA Mid Corp America Fund
     Huntington VA New Economy Fund


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     Supplement dated January 1, 2002 to the Prospectuses dated May 1, 2001 and
October 15, 2001

The following changes are effective immediately:

I. The Rotating Index Fund will seek to approximate the returns of the Russell 2000(R)Index and will no longer seek to approximate the returns of Standard & Poor's 500 Index ("S&P 500 Index"). The Fund will indirectly invest substantially all of its assets in the Russell 2000(R)Index through the acquisition of index-based securities. The Russell 2000(R)Index measures the performance of the 2,000 smallest companies in the Russell 3000(R)Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R)Index. Smaller companies are often newer, less tested, more volatile, and generally have less capital than the larger companies measured by indexes such as the S&P 500 Index. As of the date of this Supplement, the Russell 2000(R)Index statistics were as follows: the average market capitalization was approximately $530 million, the median market capitalization was approximately $410 million, the largest company had an approximate market capitalization of $1.4 billion and the smallest company had an approximate market capitalization of $147 million.

II. Federated Global Investment Management Corp. no longer serves as Sub-Adviser to the International Equity Fund. Accordingly, the sections entitled "Investment Sub-Adviser to the International Equity Fund" and
     "Related  Performance  of the  Sub-Adviser"  are  deleted.

     Huntington Asset Advisors, Inc. serves as the investment adviser to the Fund. Madelynn M. Matlock will serve as the Portfolio Manager to the Fund. Ms. Matlock joined Huntington in 2001 as Vice President of The Huntington National Bank and Director of International Investments.
     Ms. Matlock served as Director of International Investment for Bartlett & Co. from 1992 through 2001. Ms. Matlock is a Chartered Financial Analyst. She received her M.B.A. in Finance from the University of Cincinnati.





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